                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[X]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-12

                                 BT ADVISOR FUNDS
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
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     (4) Date Filed:
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

      [LOGO] Deutsche Asset Management
A Member of the Deutsche Bank Group

                                                                      June 2002

Dear Shareholder:

   Your fund and certain other funds within the Deutsche Asset Management Fund Complex ('DeAM Fund Complex') are holding shareholder meetings at which shareholders will be asked to vote on certain proposals.

   You will be asked to elect members of the Board governing your fund. This proposal is part of an overall plan to coordinate and enhance the efficiency of governance by the boards of the DeAM Fund Complex. Your Board also believes that your fund will benefit from the greater diversity and the expertise of the nominees that would be included on the expanded boards.

   As you know, your investment advisor's parent, Deutsche Bank AG, has through acquisitions such as Zurich Scudder Investments, and through internal reorganizations, sought to enhance its global research and investment management capabilities. Consistent with these changes, you will also be asked to approve a new advisory agreement with your fund's investment advisor. Under the new advisory agreement, your advisor would be authorized to appoint certain affiliates as sub-advisors. This would allow your fund's advisor to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting the advisor to delegate certain portfolio management services to these entities. Shareholders of the International Equity Fund will also be asked to approve a sub-advisory agreement between their fund's advisor and Deutsche Asset Management Investment Services Limited.

   The enclosed proxy statement details these proposals. For your convenience, we've provided a question and answer section that offers a brief overview of the issues for which your vote is requested. The proxy statement itself provides greater detail about the proposals, why they are being made and how they apply to your fund. Please read these materials carefully.

  Please be assured that:

   . These proposals will have no effect on the number of shares you own or the value of those shares.
   . The advisory fees applicable to your fund will not change.
   . The members of your fund's Board carefully reviewed each proposal prior to recommending that you vote in favor of each proposal.

   To vote, simply complete the enclosed proxy card(s)--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. Or, you can save time by voting through the internet or by telephone as described on your proxy card.

   Your vote is very important to us. If we do not hear from you, our proxy solicitor may contact you. Thank you for your response and for your continued investment.

                         Respectfully,
                         /s/ Daniel O. Hirsch
                         Daniel O. Hirsch
                         Secretary

   The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

                             QUESTIONS AND ANSWERS

    Q: What is the purpose of this proxy solicitation?

    A: The purpose of this proxy solicitation is to ask you to vote on the following issues:

      . to elect eleven members of the Board of Trustees of BT Advisor Funds (the 'Trust'), of which your fund is a series, and the Board of Trustees of each master fund, or portfolio, into which your fund invests its investable assets (the 'Portfolios'), whose terms will be effective beginning July 30, 2002 or on such later date as shareholder approval is obtained; and

      . to approve new investment advisory agreements between each fund's corresponding Portfolio and Deutsche Asset Management Inc. ('DeAM, Inc.'), the investment adviser for the Portfolios.

   Your fund operates as a feeder fund in a master-feeder fund arrangement with one of the Portfolios. Under the Investment Company Act of 1940, as amended, your fund's voting rights with respect to the Portfolio interests that it holds must be passed through to the fund's own shareholders.

   THE BOARD MEMBERS OF THE TRUST AND OF EACH PORTFOLIO RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

I. BOARD PROPOSAL TO ELECT NEW BOARD MEMBERS

    Q: Why am I being asked to vote for Board members?

    A: Deutsche Asset Management recommended to the Boards, and the Boards agreed, that the Trust and the Portfolios, along with certain other funds that are managed, advised, subadvised or administered by Deutsche Asset Management and certain other funds managed, advised or administered by Investment Company Capital Corporation (the 'DeAM Funds') should be governed by boards comprised of the same group of individuals. To attain the goal of having identical boards for all DeAM Funds, we need shareholder approval to add certain persons to the Trust's Board and your Portfolios' Boards. The Trust's Board and the Portfolios' Boards agreed to submit this proposal to shareholders.

    Q: Why did the Trust's Board and the Portfolios' Boards approve management's recommendation?

    A: Deutsche Asset Management recommended this proposal as part of an overall plan to coordinate and enhance the efficiency of the governance of the DeAM Funds. The Boards considered, among other factors, that a unified group board structure benefits the Trust, the Portfolios and your fund and the other series of the Trust by creating an experienced group of Board members who understand the operations of the DeAM, Inc. fund complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. Adopting a unified group board structure will also enable management to use time more efficiently. There may also be cost savings in avoiding duplication of effort involved in the preparation and conduct of board meetings.

    Q: If the Board proposal is approved by shareholders, how many Trustees will sit on the Board?

    A: If all nominees are elected, the Trust's Board and the Portfolios'
       Boards will consist of 11 individuals. Five of these persons currently serve as members of each Board; six persons will be new to the Trust's Board and the Portfolios' Boards but have experience serving on the boards of various other investment companies within the Deutsche Asset Management family of funds.

II. PROPOSAL RELATED TO APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS

    Q: Why am I being asked to vote for a new investment advisory agreement?

    A: Deutsche Asset Management recommended to the Boards that they approve the new investment advisory agreements in order to provide DeAM, Inc. with maximum flexibility to utilize Deutsche Asset Management's global organization. The proposed new advisory agreements described in the proxy statement will cover substantially similar provisions and do not differ in terms of services to be provided or fees to be paid therefor from the current advisory agreements pursuant to which services are provided to the Portfolios, except for the dates of execution, effectiveness and initial term, and except that, under the new advisory agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the applicable Portfolio, to appoint certain affiliates as sub-advisors. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. The proposed delegation provision is also intended to authorize the selection of sub-advisors under circumstances yet to be approved or identified by the Securities and Exchange Commission or its staff. In addition, the new advisory agreements will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio or the Trust.

       In determining to recommend that the shareholders approve the new advisory agreements, the Board of the Trust and the Board of your Fund considered, among other factors, the potential benefits to the Portfolios of providing DeAM, Inc. more flexibility in structuring portfolio management services for each Portfolio. In addition, the Boards considered that DeAM, Inc. will be able to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities.

    Q: Will the investment advisory fees remain the same?

    A: Yes. The investment advisory fee rate proposed to be charged to the Portfolios under the new advisory agreements is the same as the investment advisory fee rate charged under the current advisory agreements.

III. GENERAL QUESTIONS

    Q: What are the Boards' recommendations?

    A: The Boards recommend that all shareholders vote 'FOR' the nominees for the Boards and 'FOR' the approval of the new advisory agreements.

    Q: Will my fund pay for the proxy solicitation and legal costs associated with this solicitation?

    A: No, DeAM, Inc. will bear these costs.

    Q: How can I vote?

    A: You can vote in any one of four ways:

      . Through the internet by going to the website listed on your proxy card;

      . By telephone, with a toll-free call to the number listed on your proxy card;

      .   By mail, with the enclosed proxy card; or

      .   In person at the special meeting.

       We encourage you to vote over the internet or by telephone, using the voting control number that appears on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

    Q: I plan to vote by mail. How should I sign my proxy card?

    A: Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

    Q: I plan to vote by telephone. How does telephone voting work?

    A: To vote by telephone, please read and follow the instructions on your enclosed proxy card(s).

    Q: I plan to vote through the internet. How does internet voting work?

    A: To vote through the internet, please read and follow the instructions on your enclosed proxy card(s).

    Q: Whom should I call with questions?

    A: Please call Georgeson Shareholder Communications at 1-866-333-0889 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

    Q: Why am I receiving proxy information on funds that I do not own?

    A: Since shareholders of all of the Trust's series are being asked to approve certain of the same proposals, most of the information that must be included in a proxy statement for your fund needs to be included in a proxy statement for the other funds as well. Therefore, in order to save money and to promote efficiency, one proxy statement has been prepared for most of the Trust's series.

 The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.

                               BT ADVISOR FUNDS

                       US Bond Index Fund--Premier Class
                   EAFE (R) Equity Index Fund--Premier Class

                               One South Street
                           Baltimore, Maryland 21202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held July 30, 2002

   A special meeting of shareholders of BT Advisor Funds (the 'Trust') will be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 10:30 a.m. (Eastern time) (the 'Special Meeting'). The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts. The Trust is comprised of the above two series (each, a 'Fund,' and together, the 'Funds') and the Small Cap Index Fund--Premier Class, which is not addressed in the accompanying Joint Proxy Statement. Each Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio (each, a 'Portfolio,' and collectively, the 'Portfolios'). Each Fund seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objective and policies. The Portfolios in which the Funds invest are organized as registered open-end management investment companies established as a trust or as a series of a trust under the laws of the State of New York. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder arrangements, each Fund's voting rights with respect to the Portfolio interests that it holds must be passed through to the Fund's own shareholders.

   The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:


             PROPOSAL I:                To elect eleven Trustees
                                        of the Trust and the
                                        Portfolios to hold office
                                        until their respective
                                        successors have been duly
                                        elected and qualified or
                                        until their earlier
                                        resignation or removal,
                                        whose terms will be
                                        effective on the date of
                                        the Special Meeting or,
                                        in the event of an
                                        adjournment or
                                        adjournments of the
                                        Special Meeting, such
                                        later date as shareholder
                                        approval is obtained.

             PROPOSAL II:               To approve new investment
                                        advisory agreements
                                        (each, a "New Advisory
                                        Agreement" and
                                        collectively, the "New
                                        Advisory Agreements")
                                        between each Fund's
                                        corresponding Portfolio
                                        and Deutsche Asset
                                        Management, Inc. ("DeAM,
                                        Inc.").

   The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

   The New Advisory Agreements described in Proposal II contain substantially similar provisions and do not differ in substance from the current advisory agreements pursuant to which services are provided to the Portfolios, except for the dates of execution, effectiveness and initial term, and except that, under the New Advisory Agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the applicable Portfolio, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreements will not contain a provision under which DeAM, Inc. could seek indemnification from the applicable Portfolio or Trust.

   The close of business on May 20, 2002 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

   The Board of Trustees of the Trust recommends that shareholders vote FOR the election of each nominee to the Boards of Trustees of the Trust and the Portfolios and FOR each applicable Proposal.

   This notice and related proxy material are first being mailed to shareholders of the Funds on or about June 13, 2002. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

                         By Order of the Board of Trustees,

                         /s/ Daniel O. Hirsch
                         Daniel O. Hirsch, Secretary

New York, New York
June 10, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE  SPECIAL  MEETING,  PLEASE  COMPLETE,
 DATE AND SIGN EACH ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED
  ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE
   VOTING BY TELEPHONE OR  THROUGH  THE  INTERNET).  NO  POSTAGE  NEED  BE
    AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.


   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC. AT 1-866-333-0889.

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

    Please indicate your voting instructions on each enclosed proxy card, sign and date the card(s) and return it or them in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted 'FOR' the nominees for Trustee named in the attached Proxy Statement; 'FOR' the approval of a new investment advisory agreement with Deutsche Asset Management, Inc.; and, in the discretion of the persons appointed as proxies, either 'FOR' or 'AGAINST' any other business that may properly arise at the special meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in 'street name' through a broker, via the internet or telephone.

    See your proxy card(s) for instructions for internet voting.

    You may also call 1-866-333-0889 and vote by telephone.

    If we do not receive your completed proxy card(s), our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust, the Portfolios and the Funds involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                               Valid Signature
----------------------------------------------------------------------------------
Corporate Accounts
   (1) ABC Corp.                                    ABC Corp. John Doe, Treasurer
   (2) ABC Corp.                                    John Doe, Treasurer
   (3) ABC Corp. c/o John Doe, Treasurer            John Doe
   (4) ABC Corp. Profit Sharing Plan                John Doe, Trustee
----------------------------------------------------------------------------------
Partnership Accounts
   (1) The XYZ Partnership                          Jane B. Smith, Partner
   (2) Smith and Jones, Limited Partnership         Jane B. Smith, General Partner
----------------------------------------------------------------------------------
Trust Accounts
   (1) ABC Trust Account                            Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee u/t/d 12/28/78          Jane B. Doe
----------------------------------------------------------------------------------
Custodial or Estate Accounts
   (1) John B. Smith, Cust. F/b/o John B. Smith Jr.
       UGMA/UTMA                                    John B. Smith
   (2) Estate of John B. Smith                      John B. Smith, Jr., Executor
----------------------------------------------------------------------------------

                               BT ADVISOR FUNDS

              US Bond Index Fund--Premier Class ('US Bond Fund')
      EAFE (R) Equity Index Fund--Premier Class ('EAFE (R) Equity Fund')

                               One South Street
                           Baltimore, Maryland 21202

                    PROXY STATEMENT FOR THE SPECIAL MEETING
                                OF SHAREHOLDERS

                                 July 30, 2002

   This joint proxy statement ('Proxy Statement') is being furnished in connection with the solicitation by the Board of Trustees of BT Advisor Funds (the 'Trust') with respect to the above two series (each, a 'Fund' and collectively, the 'Funds') of proxies to be used at the special meeting of the Trust to be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 10:30 a.m. (Eastern time) and at any adjournments thereof (the 'Special Meeting'). This Proxy Statement and accompanying proxy card(s) ('Proxy') are expected to be mailed to shareholders on or about June 13, 2002.

   Each Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio (each, a 'Portfolio,' and collectively, the 'Portfolios'). The Portfolios in which the Funds invest are organized as registered open-end management investment companies established as a trust or as a series of a trust under the laws of the State of New York. Each Fund seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objectives and policies.

   For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the applicable Fund. Some actions described as taken by or with respect to a Fund are actually actions to be taken by the corresponding Portfolio in which the Fund invests all of its assets and on which the Fund votes as a shareholder. Further, actions described as being taken by the shareholders of the Trust with respect to its Board of Trustees will also be taken by the Funds as shareholders of the Portfolios with respect to the Portfolios' respective Boards of Trustees. For the Funds, your vote and the vote of other shareholders of the relevant Fund determines how the Fund will vote with respect to itself and its corresponding Portfolio. See 'Background.'

   The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

    PROPOSAL I: To elect eleven Trustees of the Trust and the Portfolios to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

      PROPOSAL II: To approve new investment advisory agreements (each, a
                   'New Advisory Agreement' and collectively, the 'New
                   Advisory Agreements') between each Fund's corresponding
                   Portfolio and Deutsche Asset Management, Inc. ('DeAM,
                   Inc.').

   The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

   The shareholders of the Trust are to consider the election of Richard R. Burt, S. Leland Dill, Martin J. Gruber, Richard T. Hale, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and Robert H. Wadsworth (the 'Trustee Nominees') as Trustees of the Trust and Portfolios./1/ Messrs. Dill and Hale and Drs. Gruber, Herring and Saunders currently serve on the Boards of Trustees of the Trust and the Portfolios. Mr. Hale is currently an 'interested person' (an 'Interested Trustee'), as defined in the Investment Company Act of 1940, as amended (the '1940 Act'), of the Trust and the Portfolios and, if elected, will be the Chairman of the Board of the Trust and the Portfolios. Messrs. Burt, Hardiman, Jones, Searcy and Wadsworth and Ms. Rimel currently serve as Trustees of various other investment companies within the Deutsche Asset Management family of funds.
--------
/1/ Unless otherwise indicated, references in this Proxy Statement ot the "Trustee Nominees' include the Trustee Nominees of both the Trust and the Portfolios.

   The Funds' shareholders are also to consider the approval of the New Advisory Agreements between DeAM, Inc., the current investment advisor for the Portfolios, and the applicable Portfolio, as indicated in the table below:

        Fund                            Corresponding Portfolio
----------------------------------------------------------------------------------
US Bond Fund         US Bond Index Portfolio ('US Bond Portfolio')
----------------------------------------------------------------------------------
EAFE (R) Equity Fund EAFE (R) Equity Index Portfolio ('EAFE (R) Equity Portfolio')
----------------------------------------------------------------------------------

                              VOTING INFORMATION

   Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, telegraph, through the internet or in person by officers or employees of the Funds and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds' shares, (c) payment to Georgeson Shareholder Communications, Inc., a proxy solicitation firm, for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc. DeAM, Inc. has engaged Georgeson Shareholder Communications, Inc. at an estimated total cost of $177,600. However, the exact cost will depend on the amount and types of services rendered. If the Funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that Proxies voted by mail may be revoked.

   The most recent Annual Report of each Fund containing audited financial statements for the fiscal year ended December 31, 2001 as well as the most recent Semi-Annual Report succeeding the Annual Report, if any, of each Fund (each, a 'Report'), have previously been furnished to the Funds' respective shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy Statement or by calling 1-800- 730-1313. The Reports are also available on the Deutsche Asset Management website at www.deam-us.com.

   If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of a Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted 'FOR' the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Trust's secretary (the 'Secretary'). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

   Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company) ('Deutsche Bank Trust') may vote any shares in accounts as to which Deutsche Bank Trust has voting authority, which are not otherwise represented in person or by proxy at the Special Meeting. Accordingly, for each Proposal, if Deutsche Bank Trust votes shares of the Fund over which it has voting discretion, it will do so in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries.

   In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any proposal in favor of an adjournment and will vote those Proxies required to be voted "AGAINST" any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of, for the Trust, a majority of the outstanding shares of the Trust entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker 'non-votes' (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See 'Vote Required' for a further discussion of abstentions and broker non-votes.)

   Shareholders of record at the close of business on May 20, 2002 (the 'Record Date') are entitled to notice of, and to vote at, the Special Meeting. The number of shares of each class of each Fund that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement.

   This Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own shares of more than one Fund, the combined statement may avoid burdening shareholders with more than one Proxy Statement. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record shares in both Funds will receive a package containing a Proxy Statement and Proxies for both Funds in which such shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns of record shares in both Funds may receive two packages each containing a Proxy Statement and a Proxy for each Fund in which the shareholder is a beneficial owner. It is essential that shareholders complete, date, sign and return each enclosed Proxy (unless a shareholder is voting by telephone or through the internet).

   In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the internet):

  .   indicate your instructions on the Proxy (or Proxies);

  .   date and sign the Proxy (or Proxies); and

  .   mail the Proxy (or Proxies) promptly in the enclosed envelope.

Instructions for voting by telephone or through the internet are included in the attachment to the Notice of Special Meeting of Shareholders and on the Proxy (or Proxies) enclosed with this Proxy Statement.

Beneficial Ownership of Shares of the Funds

   Exhibit B to this Proxy Statement sets forth information as of the Record Date regarding the beneficial ownership of the Funds' shares by the only persons known by each Fund to beneficially own more than five percent of the outstanding shares of the Fund. Collectively, the Trustees, Trustee Nominees and executive officers of the Trust own less than 1% of each Fund's outstanding shares. The number of shares beneficially owned by each Trustee, Trustee Nominee or executive officer is determined under rules of the Securities and Exchange Commission (the 'Commission'), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit B. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

Background

   Trust, Portfolio and Fund Structure. The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts. The Trust is comprised of the Funds and the Small Cap Index Fund-Premier Class, which is not addressed in this Proxy Statement. As indicated earlier, each Portfolio is a registered open-end management investment company established as a trust or as a series of a trust. DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Portfolio pursuant to the terms of an investment advisory agreement (the 'Current Advisory Agreements'). Pursuant to the Current Advisory Agreements, DeAM, Inc. supervises and assists in the management of the assets of each Portfolio and furnishes each Portfolio with research, statistical, advisory and managerial services. DeAM, Inc. pays the ordinary office expenses of each Portfolio and the compensation, if any, of all officers and employees of each Portfolio and all Trustees who are Interested Trustees of the Funds.

   Master-Feeder Structure. Shareholders of the Funds are being asked to approve a New Advisory Agreement, as applicable, and to elect the Trustee Nominees to the Boards of Trustees of the Trust and the Portfolios. As indicated earlier, each Fund operates as a feeder fund in a master-feeder fund arrangement with the Portfolios, which serve as master funds. The Funds seek to achieve their respective investment objectives by investing all of their investable assets in a corresponding Portfolio with the same investment objectives and policies. The Portfolios invest directly in investment securities and other investments. Pursuant to the requirements of the 1940 Act applicable to master-feeder arrangements, each Fund's voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund's own shareholders. Other feeder funds of a particular Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the approval of the applicable New Advisory Agreement(s), and the election of Trustees of the Trust and the Portfolios.

                                  PROPOSAL I

ELECTION OF NOMINEES TO THE BOARDS OF TRUSTEES OF THE TRUST AND THE PORTFOLIOS

   It is proposed that eleven Trustee Nominees are to be elected to comprise the entire Board of Trustees of the Trust and of each Portfolio at the Special Meeting to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Independent Trustee Nominees were recently selected by a Nominating Committee of the Boards comprised entirely of the Independent Trustees of the Boards and nominated by the full Boards at a meeting held on April 5, 2002. If elected, the terms of the eleven Trustee Nominees will begin on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained, upon their respective acceptances of their election in writing (the 'Effective Date'); until that time, the current Board members will continue their terms. It is anticipated that Messrs. Biggar, Langton and Van Benschoten, each a current member of the Boards of Trustees, will no longer serve effective the Effective Date if Proposal I is approved by the shareholders of the Trust and the Portfolios. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Independent Trustee or Independent Trustee Nominee of the Trust or the Portfolios serves or will serve as an officer of the Trust or any Portfolio. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other persons as the Boards of Trustees may recommend.

   The nomination of these persons to serve as the Board of Trustees of the Trust reflects an overall plan to coordinate and enhance the efficiency of the governance of the Trust and the Portfolios and of certain other investment companies that are managed, advised, sub-advised or administered by DeAM, Inc. ((along with certain other investment management companies managed, advised or administered by Investment Company Capital Corporation ('ICCC'), another indirect wholly-owned subsidiary of Deutsche Bank)) (the 'DeAM Funds'). ICCC is also an indirect wholly owned subsidiary of Deutsche Bank. The proposal concerning the size and composition of the Boards of Trustees was suggested to the Boards by DeAM and reviewed by the current Independent Trustees of each Board. Messrs. Dill and Hale (an Interested Trustee) and Drs. Gruber, Herring and Saunders are currently members of the Boards of Trustees of the Trust and the Portfolios. Each of the other Independent Trustee

Nominees already serves as an independent board member for one or more other DeAM Funds and understands the operations of the fund complex.

   Deutsche Asset Management recommended, and the Board agreed, that the Trust and the Portfolios should be governed by larger Boards of Trustees composed of the same members as are expected to govern certain other DeAM Funds. Presently, the Board membership of the Trust and the Portfolios and the board membership of the other DeAM Funds are not identical. Eight persons currently serve on the Board of Trustees of the Trust and the Portfolios, and between five and nine persons currently serve on the boards of the other DeAM Funds. If shareholders elect each of the Trustee Nominees, certain of the existing Trustees will be joined by certain of the board members of the other DeAM Funds.

   Although the election of the Trustee Nominees is not in any way conditioned on similar action being taken by other funds, it is currently anticipated that the boards of the other DeAM Funds will approve the expansions of their boards and the appointment of new board members so that each of the DeAM Funds' boards is ultimately identically comprised.

   The following information is provided for each Trustee Nominee and executive officer of the Trust's and the Portfolio's Boards as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee Nominee who is an Independent Trustee Nominee. Information for the Interested Trustee Nominee follows. The Interested Trustee Nominee is considered to be an interested person as defined by the 1940 Act because of his employment with Deutsche Asset Management. The mailing address for the Trustee Nominees and the executive officers with respect to Trust/Portfolio operations is One South Street, Baltimore, Maryland, 21202.

             INFORMATION CONCERNING TRUSTEE NOMINEES AND OFFICERS

                                                                 Number of
                          Term of                                Funds or
                          Office/1/                              Portfolios
                          and                                    in Fund
                          Length                                 Complex
                Position  of Time                                Overseen
                with the  Served                                 by Trustee
                Trust and on the                                 or             Other Directorships Held by
Name and Birth  each      Trust     Principal Occupation(s)      Nominee        Trustee or Nominee for
Date            Portfolio Board     During Past 5 Years          for Trustee/2/ Trustee
--------------- --------- --------  ---------------------------- -------------  --------------------------------

Independent Trustee Nominees

Richard R. Burt  Trustee   N/A      Chairman, IEP Advisors,           86        Member of the Board, Archer
2/3/47           Nominee            Inc. (since July 1998);                     Daniels Midland Company/3/
                                    Chairman of the Board,                      (agribusiness operations)
                                    Weirton Steel Corporation/3/                (October 1996 to June 2001),
                                    (since April 1996);                         Hollinger International, Inc./3/
                                    Formerly, Partner,                          (publishing) (since 1995),
                                    McKinsey & Company                          Homestake Mining/3/ (mining
                                    (consulting) (1991 to                       and exploration) (1998 to
                                    1994) and US Chief                          February 2001), HCL
                                    Negotiator in Strategic                     Technologies Limited
                                    Arms Reduction Talks                        (information technology)
                                    (START) with former                         (since April 1999), Anchor
                                    Soviet Union and US                         Gaming (gaming software and
                                    Ambassador to the Federal                   equipment) (March 1999 to
                                    Republic of Germany                         December 2001); Director,
                                    (1985 to 1991).                             UBS Mutual Funds (formerly
                                                                                known as Brinson and
                                                                                Mitchell Hutchins families of
                                                                                funds) (registered investment
                                                                                companies) (since 1995); The
                                                                                Central European Equity
                                                                                Fund, Inc. (since 2000) and
                                                                                The Germany Fund, Inc.
                                                                                (since 2000) (registered
                                                                                investment companies) and
                                                                                Member, Textron Inc./3/
                                                                                International Advisory
                                                                                Council (since July 1996).

S. Leland Dill   Trustee   Since    Retired (since 1986);             84        Trustee, Phoenix Zweig
3/28/30                    1999     formerly Partner, KPMG                      Series Trust (since
                                    Peat Marwick (June 1956                     September 1989), Trustee,
                                    to June 1986); General                      Phoenix Euclid Market
                                    Partner, Pemco                              Neutral Fund (since May
                                    (investment company)                        1998) (registered investment
                                    (June 1979 to June 1986).                   companies); Director,
                                                                                Vintners International
                                                                                Company Inc. (June 1989 to
                                                                                May 1992); Coutts (USA)
                                                                                International (January 1992
                                                                                to March 2000); Coutts Trust
                                                                                Holdings Ltd., Coutts Group
                                                                                (March 1991 to March
                                                                                1999).

                                                                   Number of
                             Term of                               Funds or
                             Office/1/                             Portfolios
                             and                                   in Fund
                             Length                                Complex
                   Position  of Time                               Overseen
                   with the  Served                                by Trustee
                   Trust and on the                                or             Other Directorships Held by
Name and Birth     each      Trust     Principal Occupation(s)     Nominee        Trustee or Nominee for
Date               Portfolio Board     During Past 5 Years         for Trustee/2/ Trustee
------------------ --------- --------  --------------------------- -------------  ---------------------------

Martin J. Gruber    Trustee   Since    Nomura Professor of              84        Member of the Board, CREF
7/15/37                       1999     Finance, Leonard N. Stern                  (since 2000), S.G. Cowen
                                       School of Business, New                    Mutual Funds (1985 to
                                       York University (since                     2001), Japan Equity Fund,
                                       1964).                                     Inc. (since 1992), Thai
                                                                                  Capital Fund, Inc. (since
                                                                                  2000), Singapore Fund, Inc.
                                                                                  (since 2000) (registered
                                                                                  investment companies).

Joseph R. Hardiman  Trustee   N/A      Private Equity Investor          84        Director, Soundview
5/27/37             Nominee            (since 1997); President                    Technology Group Inc.
                                       and Chief Executive                        (investment banking) (since
                                       Officer, The National                      July 1998), Corvis
                                       Association of Securities                  Corporation/3/ (optical
                                       Dealers, Inc. and The                      networking experience)
                                       NASDAQ Stock Market,                       (since July 2000), Brown
                                       Inc., (1987 to 1997); Chief                Investment Advisory & Trust
                                       Operating Officer of Alex.                 Company (investment
                                       Brown & Sons                               advisor) (since February
                                       Incorporated (now                          2001), The Nevis Fund
                                       Deutsche Banc Alex.                        (registered investment
                                       Brown Inc.), (1985 to                      company) (since July 1999),
                                       1987); General Partner,                    and ISI Family of Funds
                                       Alex. Brown & Sons                         (registered investment
                                       Incorporated (now                          companies) (since March
                                       Deutsche Banc Alex.                        1998). Formerly, Director,
                                       Brown Inc.), (1976 to                      Circon Corp./3/ (medical
                                       1985.)                                     instruments), (November
                                                                                  1998 to January 1999).

Richard J. Herring  Trustee   Since    Jacob Safra Professor of         84        N/A
2/18/46                       1990     International Banking and
                                       Professor, Finance
                                       Department, The Wharton
                                       School, University of
                                       Pennsylvania (since 1972);
                                       Director, Lauder Institute
                                       of International
                                       Management Studies
                                       (since 2000); Co-Director,
                                       Wharton Financial
                                       Institutions Center (since
                                       2000); Vice Dean and
                                       Director, Wharton
                                       Undergraduate Division,
                                       (1995 to 2000).

                                                                    Number of
                               Term of                              Funds or
                               Office/1/                            Portfolios
                               and                                  in Fund
                               Length                               Complex
                     Position  of Time                              Overseen
                     with the  Served                               by Trustee
                     Trust and on the                               or             Other Directorships Held by
Name and Birth       each      Trust     Principal Occupation(s)    Nominee        Trustee or Nominee for
Date                 Portfolio Board     During Past 5 Years        for Trustee/2/ Trustee
-------------------- --------- --------  -------------------------- -------------  -----------------------------

Graham E. Jones       Trustee   N/A      Senior Vice President,          84        Trustee, 8 open-end mutual
1/31/33               Nominee            BGK Realty Inc.                           funds managed by Weiss,
                                         (commercial real estate)                  Peck & Greer (since 1985);
                                         (since 1995).                             Trustee, 22 open-end mutual
                                                                                   funds managed by Sun
                                                                                   Capital Advisers, Inc. (since
                                                                                   1998).

Rebecca W. Rimel      Trustee   N/A      President and Chief             84        Formerly, Director, ISI
4/10/51               Nominee            Executive Officer, The                    Family of Funds (registered
                                         Pew Charitable Trusts                     investment companies)
                                         (charitable foundation)                   (1997 to 1999).
                                         (since 1994) and Director
                                         and Executive Vice
                                         President, The Glenmede
                                         Trust Company
                                         (investment trust and
                                         wealth management)
                                         (since 1994). Formerly,
                                         Executive Director, The
                                         Pew Charitable Trusts
                                         (1988 to 1994).

Philip Saunders, Jr.  Trustee   Since    Principal, Philip Saunders      84        N/A
10/11/35                        1999     Associates (Economic and
                                         Financial Consulting)
                                         (since 1988); former
                                         Director, Financial
                                         Industry Consulting, Wolf
                                         & Company (1987 to
                                         1988); President, John
                                         Hancock Home Mortgage
                                         Corporation (1984 to
                                         1986); Senior Vice
                                         President of Treasury and
                                         Financial Services, John
                                         Hancock Mutual Life
                                         Insurance Company, Inc.
                                         (1982 to 1986).

William N. Searcy     Trustee   N/A      Pension & Savings Trust         84        Trustee, 22 open-end mutual
09/03/46              Nominee            Officer, Sprint                           funds managed by Sun
                                         Corporation/3/                            Capital Advisers, Inc. (since
                                         (telecommunications)                      1998).
                                         (since 1989).

                                                                    Number of
                              Term of                               Funds or
                              Office/1/                             Portfolios
                              and                                   in Fund
                              Length                                Complex
                    Position  of Time                               Overseen
                    with the  Served                                by Trustee
                    Trust and on the                                or             Other Directorships Held by
Name and Birth      each      Trust     Principal Occupation(s)     Nominee        Trustee or Nominee for
Date                Portfolio Board     During Past 5 Years         for Trustee/2/ Trustee
------------------- --------- --------  --------------------------- -------------  ---------------------------

Robert H. Wadsworth  Trustee   N/A      President, Robert H.             87        Director, The Germany Fund
1/29/40              Nominee            Wadsworth Associates,                      Inc. (since 1986), The New
                                        Inc. (consulting firm)                     Germany Fund, Inc. (since
                                        (since 1982); President                    1992) and Central European
                                        and Director, Trust for                    Equity Fund, Inc. ( since
                                        Investment Managers                        1990).
                                        (registered investment
                                        company) (since 1999).
                                        Formerly President,
                                        Investment Company
                                        Administration, LLC
                                        (1992* to July 2001);
                                        President, Treasurer and
                                        Director, First Fund
                                        Distributors, Inc. (1990--
                                        January 2002); Vice
                                        President, Professionally
                                        Managed Portfolios (1997
                                        to 2002) and Advisors
                                        Series Trust (1997 to
                                        2002) (registered
                                        investment companies)
                                        and President, Guinness
                                        Flight Investment Funds,
                                        Inc. (registered investment
                                        companies).

                                        * Inception date of the
                                        corporation which was the
                                        predecessor to the LLC.

Interested Trustee Nominee

Richard T. Hale/2/   Trustee   Since    Managing Director,               84        Director, Deutsche Global
7/17/45                        1999     Deutsche Bank Securities,                  Funds, Ltd. (since 2000);
                                        Inc. (formerly Deutsche                    Director, CABEI Fund
                                        Bank) and Deutsche Asset                   (since 2000) and North
                                        Management (since 1999);                   American Income Fund
                                        Director and President,                    (since 2000) (registered
                                        Investment Company                         investment companies);
                                        Capital Corp. (registered                  Formerly, Director, ISI
                                        investment advisor) (since                 Family of Funds (1992 to
                                        1996). Vice President,                     1999).
                                        Deutsche Asset
                                        Management, Inc. (since
                                        2000). Chartered
                                        Financial Analyst.

                                                                 Number of
                            Term of                              Funds or
                            Office/1/                            Portfolios
                            and                                  in Fund
                            Length                               Complex
                 Position   of Time                              Overseen
                 with the   Served                               by Trustee
                 Trust and  on the                               or             Other Directorships Held by
Name and Birth   each       Trust     Principal Occupation(s)    Nominee        Trustee or Nominee for
Date             Portfolio  Board     During Past 5 Years        for Trustee/2/ Trustee
---------------- ---------- --------  -------------------------- -------------  ---------------------------

Officers

Richard T. Hale  President   Since    See information provided
                             2000     under Interested Trustee
                                      Nominee.

Daniel O. Hirsch Vice        Since    Managing Director,              N/A                   N/A
3/27/54          President/  2000     Deutsche Asset
                 Secretary   Since    Management (since April
                             1999     2002) and Director,
                                      Deutsche Global Funds,
                                      Ltd. (since 2002).
                                      Formerly, Director,
                                      Deutsche Asset
                                      Management (1999 to
                                      2002); Principal, BT Alex.
                                      Brown Incorporated, (now
                                      Deutsche Banc Alex.
                                      Brown Inc.), (1998 to
                                      1999); Assistant General
                                      Counsel, United States
                                      Securities and Exchange
                                      Commission, (1993 to
                                      1998).

Charles A. Rizzo Treasurer   Since    Director, Deutsche Asset        N/A                   N/A
8/5/57                       1999     Management (since April
                                      2000); Certified Public
                                      Accountant; Certified
                                      Management Accountant.
                                      Formerly, Vice President
                                      and Department Head, BT
                                      Alex. Brown Incorporated
                                      (Deutsche Banc Alex.
                                      Brown Inc.), 1998 to 1999;
                                      Senior Manager, Coopers
                                      & Lybrand LLP
                                      (PricewaterhouseCoopers
                                      LLP), (1993 to 1998).

--------
/1/ Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
/2/ As of March 31, 2002, the total number of funds in the Deutsche Asset
    Management Fund Complex (the 'Fund Complex' ) is 71. The Fund Complex consists of the following: Flag Investors Communications Fund, Flag Investors Equity Partners Fund, Flag Investors Value Builder Fund, Emerging Growth Fund, Real Estate Securities Fund, Short-Intermediate Income Fund, Deutsche Bank Alex. Brown Cash Reserve Fund, Deutsche Investors Funds, BT Investment Funds, BT Advisor Funds, BT Pyramid Funds, BT Institutional Funds, Morgan Grenfell Investment Trust and Deutsche Asset Management VIT Funds.
/3/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
/4/ Mr. Hale is a Trustee who is an 'interested person' within the meaning of
    Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

   As reported to the Trust, Exhibit H to this Proxy Statement sets forth ownership by the Independent Trustee Nominees and their immediate family members of certain securities as of March 31, 2002.

                          Trustee Compensation Table

   The following table sets forth the compensation paid to the Independent Trustees by the Trust and the Portfolios and the Fund Complex for the twelve-month period ended March 31, 2002.

                                        Pension or
                                        Retirement
                           Aggregate    Benefits   Estimated
                           Compensation Accrued    Annual     Total
                           from BT      as Part of Benefits   Compensation
                           Advisor      Fund       Upon       from Fund
      Trustee              Funds        Expenses   Retirement Complex
      --------------------------------------------------------------------
      S. Leland Dill        $2,900.06      N/A        N/A       $61,250
      Martin J. Gruber      $2,900.06      N/A        N/A       $61,250
      Richard J. Herring    $2,900.06      N/A        N/A       $61,250
      Philip Saunders, Jr.  $2,900.06      N/A        N/A       $61,250

   Each Board has established an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee and the Nominating Committee of each Board are each composed of the Independent Trustees of that Board. The Valuation Committee is composed of Messrs. Biggar and Dill and Dr. Saunders. Each of the other Independent Trustees and the Interested Trustee serves as an alternate to the Valuation Committee. In accordance with its written charter adopted by the applicable Board of Trustees, each Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Portfolio and Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Portfolio's and Fund's internal accounting procedures and controls. Each Audit Committee also considers the scope and amount of non-audit services provided to the applicable Portfolio and Fund, its investment advisor and affiliates by the independent public accountants. Each Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the applicable Board of Trustees. The Nominating Committee of each Board will consider Trustee nominees recommended by shareholders. Shareholders who wish to suggest nominees to the Boards of Trustees should submit their suggestions to be considered to the Trust or the applicable Portfolio 60 days in advance of a meeting for inclusion in the applicable Portfolio or Fund's proxy statement and form of proxy for such meeting as is held. Each Valuation Committee considers and acts upon all questions relating to valuation of the securities in the applicable Portfolio which may arise between meetings of the Board. The Boards do not have compensation committees. During each Portfolio and Fund's most recent fiscal year, the Boards of the Trust and the Portfolios held four meetings and the Audit Committee of each Board held one meeting.

The Nominating Committee and the Valuation Committee of each Board did not meet during each Portfolio and Fund's most recent fiscal year. No Trustee attended less than 75% of the applicable meetings. The Nominating Committee of each Board did not meet during each Portfolio's and Fund's most recent fiscal year. If the Nominees are elected to the Boards, the Boards will consider whether other committees should be organized after it has reviewed the needs of the Portfolios.

   Mr. Hale, if elected, will not be a member of the Audit Committee or the Nominating Committee.

Recommendation of the Boards of Trustees

   The Boards of Trustees believe that coordinated governance through a unified board structure will benefit the Trust, the Portfolios and the Funds.

   In their deliberations, the Boards of Trustees considered various matters related to the management and long-term welfare of the Trust, the Portfolios and the Funds. The Boards considered, among other factors, that coordinated governance within the DeAM Fund Complex will reduce the possibility that the separate boards might arrive at conflicting or inconsistent decisions regarding the policies, strategies, operations and management of the Trust, the Portfolios, the Funds and the other DeAM Funds, and that this will help avoid costs, confusion and complexity resulting from different or conflicting decisions. The Boards also considered that operating with a unified group board eliminates the potential for these types of conflicts while preserving the insights and experience that can be contributed by individual members. In addition, the Boards considered that a unified group board would also allow management to reduce the total number of board meetings it is required to attend and at which it would make repetitive presentations each year across the Fund Complex which can be expected to make the governance process more efficient. Deutsche Asset Management expends a significant amount of time and effort preparing and coordinating materials and presentations for board meetings. In many instances, presentations need to be made more than once on identical or similar issues. Adopting a unified group board structure would enable management and the Boards to use time more efficiently. There may also be cost savings to the Trust, the Portfolios and the Funds because Trustees will serve in an increased number of investment companies.

   The Boards also considered that a unified group board structure benefits the Trust, the Portfolios and the Funds by creating an experienced group of Board members who understand the operations of each fund and the Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds.

   The Boards gave considerable weight to their expectation that the Trust, the Portfolios and the Funds will benefit from the diversity and experience of the Trustee

Nominees that would be included in the expanded Boards and from the experience that each Trustee Nominee will gain by serving on the boards of a diverse group of funds. The Boards also considered, in light of the following transaction, the importance of greater breadth and depth of expertise on the Boards. On April 5, 2002, Deutsche Bank acquired 100% of US-based asset manager Zurich Scudder Investments ('Scudder') (the 'Transaction'). The combined organization is the fourth largest asset manager in the world, with approximately $900 billion in assets under management. The Transaction is anticipated to provide greater breadth and geographic reach to the asset management services presently provided by the asset management entities of Deutsche Bank by making available additional investment expertise more effectively leveraged globally through a stronger investment platform in which research is fundamentally integrated with portfolio management. Because of the increased size and scope of Deutsche Asset Management after the Transaction, Deutsche Asset Management will seek to attract and retain talented people by providing a challenging work environment, competitive compensation and reward systems and professional development opportunities. Management intends to build a culture of teamwork, commitment, performance and mutual respect. The Trustee Nominees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Boards. Ten of the eleven nominees, if elected, would be Independent Trustees. Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Trust and management.

   In addition, the Boards considered certain other advantages of enlarging the Boards. These included that enlarging each Board will afford an increased range of experience among Board members and makes it more likely that each Board will be able to ensure appropriate continuity over the years as incumbent members reach mandatory retirement age or otherwise retire and that, should the Boards determine to revise their structures through increased establishment of committees, an enlarged Board will provide an increased choice of potential members of such committees. As part of their deliberations, the Boards also recognized that increased numbers of Board members could result in less collegial meetings and longer discussions. On balance, each Board concluded that these possible detriments of size were outweighed by the benefits anticipated from the unified and enlarged Boards.

   Therefore, after careful consideration, the Boards, including the Independent Trustees of each, recommend that the respective shareholders of the Trust and the Portfolios vote 'FOR' the election of the Trustee Nominees as set forth in this Proposal.

   If the Trustee Nominees are elected by the applicable shareholders, each Trustee Nominee will serve, effective the Effective Date, until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. If the Trustee Nominees are not elected, the applicable Board(s) will consider what action is appropriate based upon the interests of the Trust's or Portfolios' shareholders, as applicable.

                                  PROPOSAL II

                      APPROVAL OF NEW ADVISORY AGREEMENTS

   The New Advisory Agreements will contain substantially similar provisions and do not differ in substance from the Current Advisory Agreements pursuant to which services are provided to the Portfolios except for the dates of execution, effectiveness and initial term and except that, under the New Advisory Agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the applicable Portfolio, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreements will not contain a provision under which DeAM, Inc. could seek indemnification from the applicable Portfolio or Trust. See 'Differences Between the Current and New Advisory Agreements.'

The Advisory Agreements

   The Current Advisory Agreements. DeAM, Inc. serves as investment advisor to both of the Portfolios (as discussed earlier) pursuant to the Current Advisory Agreements. The Current Advisory Agreements were initially approved by the Boards of the applicable Portfolio and the Trust, including a majority of those Board members of the Portfolio or the Trust, respectively, who are not 'interested persons' (as defined in the 1940 Act) of the Trust, the Portfolios or DeAM, Inc. (the 'Independent Trustees').

   Exhibit C to this Proxy Statement lists: (i) the date of each Current Advisory Agreement; and (ii) the most recent date on which each Current Advisory Agreement was approved by the applicable Portfolio's and Fund's Trustees, including a majority of the Independent Trustees of the Portfolio and Fund, and the Fund's and Portfolio's shareholders.

   The New Advisory Agreements. The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit D. A description of the New Advisory Agreements is set forth below and is qualified in its entirety by reference to Exhibit D. If shareholders approve the New Advisory Agreements, each of the agreements will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter only if specifically approved at least annually by the vote of 'a majority of the outstanding voting securities' (as defined in the 1940 Act; see 'Vote Required' below) of each Fund, or by the Board of Trustees of the applicable Portfolio and, in either event, the vote of a majority of the Independent Trustees of the applicable Portfolio, cast in person at a meeting called for such purpose. The terms and conditions--including the services to be provided and the fees to be paid therefor--of the New Advisory Agreements contain substantially similar provisions and do not differ in substance from the Current Advisory Agreements except for the dates of execution, effectiveness and initial term and except that, under the New Advisory Agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the applicable Portfolio, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreements will not contain a provision under which DeAM, Inc. could seek indemnification from the applicable Portfolio or Trust.

   Differences Between the Current and New Advisory Agreements. As stated above, the terms of the New Advisory Agreement for each Fund contain substantially similar provisions and do not differ in substance from the corresponding Current Advisory Agreement, except that, to the extent permissible by law and subject to further Board approval, pursuant to each New Advisory Agreement DeAM, Inc. would be authorized to appoint certain of its affiliates as sub-advisors to perform certain of DeAM, Inc.'s duties. In such cases, DeAM, Inc. would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid by DeAM, Inc. to any such affiliated sub-advisors. These affiliated sub-advisors must be entities that DeAM, Inc. controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Independent Trustees and the full Board of the applicable Portfolio. Shareholders of a Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the Independent Trustees. The advisory fee rates paid by the Funds would not increase as a result of any such action; all fees incurred by a sub-advisor will continue to be the responsibility of DeAM, Inc. DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

   Unlike the Current Advisory Agreements, the New Advisory Agreements make explicit that DeAM, Inc. would be permitted to delegate certain advisory duties to an affiliated sub-advisor. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. Such circumstances include (a) under Rule 2a-6 of the 1940 Act, where a proposed sub-advisor is under common control with the advisor, and the same persons involved in the management of the assets are employed at both the advisor and the sub-advisor; and (b) pursuant to certain interpretations of the staff of the Commission, where investment responsibility is delegated by the advisor to other entities, or employees of such entities, that are wholly owned subsidiaries of the advisor's parent company. The New Advisory Agreements would also permit DeAM, Inc. to appoint certain affiliates as sub-advisors, i.e., entities that DeAM, Inc. con-trols, is controlled by, or is under common control with, under circumstances not currently contemplated by Rule 2a-6 or the aforementioned staff interpretations. How-ever, DeAM, Inc. will not delegate to a sub-advisor unless such delegation is then consistent with any amendments to the 1940 Act or the rules and regulations thereunder or interpretations thereof.

   Deutsche Asset Management anticipates that it will seek to utilize the talents of its employees throughout the world and without regard to the specific subsidiary of Deutsche Bank that employs such persons. Accordingly, DeAM, Inc. believes that shareholders could benefit from an authorization permitting DeAM, Inc. to delegate such functions to affiliated advisory organizations.

   In addition, the New Advisory Agreements will differ from the Current Advisory Agreements in that there will not be an indemnification provision in the New Advisory Agreements. With the acquisition of Scudder, DeAM, Inc. has become a substantially larger manager of investment company assets. It believes that, at least for purposes of the indemnification provision, it is desirable for all the investment companies under its management to have substantially similar investment advisory contracts. The funds historically managed by Scudder have recently approved new advisory agreements which are substantially similar to the proposed New Advisory Agreements, except that these newly approved agreements did not and do not provide for indemnification for the investment manager. Accordingly, DeAM, Inc. informed the Board of the Funds that it would not seek such provision in the New Advisory Agreements. DeAM, Inc. assured the Board that the nature and quality of management historically rendered by it would be unchanged notwithstanding the deletion of the indemnification provision.

   Under the terms of the New Advisory Agreements, DeAM, Inc. agrees to provide the Portfolios with investment advisory services, including the investment and reinvestment of the cash, securities or other properties comprising a Portfolio's assets. Subject to the supervision and control of the applicable Portfolio's Board of Trustees, DeAM, Inc. agrees, in carrying out its obligations, to conform to (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, (b) the provisions of the Portfolios' registration statements, (c) the provisions of the Trust's Declaration of Trust, (d) any other applicable provisions of state and federal law, and (e) the provisions of the applicable Portfolio's Agreement of Trust.

   Under the terms of the New Advisory Agreements, DeAM, Inc. agrees to (a) supervise and manage all aspects of a Portfolio's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the applicable Portfolio, (c) provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services for the Trust's principal office; (d) obtain and evaluate pertinent information about significant developments and certain other information, whether affecting the economy generally or a particular Portfolio;
(e) for each Portfolio, determine which issuers and securities will be represented in the portfolio and regularly report thereon to the Trust's and Portfolio's Board of Trustees; and (f) take all actions necessary to carry into effect a Portfolio's purchase and sale programs.

   The investment advisory fee rate proposed to be charged to the Portfolios under the New Advisory Agreements is the same as the investment advisory fee rate charged under the Current Advisory Agreements.

   The advisory fee rate paid to DeAM, Inc. under the Current Advisory Agreements and the advisory fee paid by the applicable Portfolio or Fund for the most recent fiscal year is set forth in Exhibit E to this Proxy Statement.

   Generally. If approved, the New Advisory Agreements, as applicable, will each remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the applicable Portfolio's Board of Trustees or by the holders of a majority of the applicable Portfolio's outstanding voting securities (i.e., in most cases, the Funds) and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement. Like the Current Advisory Agreements, the New Advisory Agreements will terminate upon assignment by any party and are terminable, without penalty, on 60 days' written notice by the applicable Portfolio's Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Portfolio or upon 90 days' written notice by DeAM, Inc.

   The services of DeAM, Inc. are not deemed to be exclusive and nothing in the Current Advisory Agreements or the New Advisory Agreements prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Portfolios) or from engaging in other activities. In addition, DeAM, Inc. is obligated to pay expenses associated with providing the services contemplated by the New Advisory Agreements. The Portfolios bear certain other expenses including the fees of the Portfolios' Boards. The Portfolios also pay any extraordinary expenses incurred.

   Under the New Advisory Agreements, DeAM, Inc. will exercise its best judgment in rendering its advisory services. DeAM, Inc. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the matters to which the New Advisory Agreements relate, provided that nothing therein shall be deemed to protect or purport to protect DeAM, Inc. against any liability to the Portfolios or to their shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of DeAM, Inc.'s reckless disregard of its obligations and duties under the New Advisory Agreements.

   Since each Fund invests all of its investable assets in its corresponding Portfolio, portfolio transactions occur at the Portfolio level only. As investment adviser, DeAM, Inc. will allocate and place all orders for portfolio transactions of each Portfolio's securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAM, Inc. may place such orders with brokers and dealers who provide market, statistical and other research information to the applicable Portfolio or DeAM, Inc. DeAM, Inc. is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. When it can be done consistently with the policy of obtaining the most favorable net result, in selecting brokers and dealers with which to place portfolio transactions for the applicable Portfolio, DeAM, Inc. may consider its affiliates and also firms that sell shares of mutual funds advised by DeAM, Inc. or recommend the purchase of such funds. Exhibit E sets forth the amount of any commissions paid by each Portfolio to its affiliated broker(s) for the Portfolio's most recently completed fiscal year.

Management of the Portfolios

   The Advisor. Under the supervision of the Board, DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Fund and Portfolio. As investment advisor, DeAM, Inc. makes each Fund's investment decisions. It buys and sells securities for each Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. In addition to providing investment advisory services to the Funds and the Portfolios, DeAM, Inc. serves as investment advisor to 35 other investment companies and investment sub-advisor to 50 other investment companies. See Exhibit F to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises or subadvises that have investment objectives similar to those of the Portfolios, together with information regarding the fees charged to those companies. As of April 30, 2002, DeAM, Inc. had approximately $93.8 billion of assets under management. DeAM, Inc., is an indirect wholly-owned subsidiary of Deutsche Bank.

   The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit G to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc., is 280 Park Avenue, New York, New York 10017.

   The Funds' advisor and administrator have agreed to limit their expenses for sixteen (16) months from the Fund's fiscal year end to the amounts listed in Exhibit E.

   Administrator, Transfer Agent and Custodian. Investment Company Capital Corporation ('ICCC') serves as administrator and transfer agent and provides fund accounting services, and Deutsche Bank Trust serves as custodian of each Portfolio and Fund. It is expected that these services will continue to be provided by the same service providers after approval of the New Advisory Agreements. ICCC is paid an administrative fee for its services from which it pays for custodian services provided by Deutsche Bank Trust. (Exhibit E to this Proxy Statement sets forth the fees paid to ICCC by the Portfolios and the Funds for these services for the most recently completed fiscal year.)

   Deutsche Bank. Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance.

   Trustees and Officers. Biographical information about the Trustee Nominees and the executive officers is provided under Proposal I in this Proxy Statement. Certain other information about the Trustee Nominees and each executive officer of the Trust and the Portfolios is provided in Exhibit H to this Proxy Statement.

Recommendation of the Boards

   At a meeting of the Boards of Trustees of the Trust and the Portfolios held on June 7, 2002 called for the purpose of, among other things, voting on approval of the New Advisory Agreements, each Board, including a majority of the Independent Trustees, approved, subject to shareholder approval, the New Advisory Agreements. In reaching this conclusion, the Boards of Trustees obtained from DeAM, Inc. such information as they deemed reasonably necessary to approve DeAM, Inc. as investment advisor to the Portfolios. In approving the New Advisory Agreements, the Independent Trustees considered numerous factors, including, among others, the nature, quality and extent of services provided under the Current Advisory Agreements and proposed to be provided by DeAM, Inc. to the Portfolios under the New Advisory Agreements; that the investment advisory fees paid by the Portfolios will remain the same under the New Advisory Agreements as under the Current Advisory Agreements; investment performance, both of the Portfolios themselves and relative to appropriate peer groups and market indices; staffing and capabilities of DeAM, Inc. to manage the Portfolios; investment advisory fees provided under the Current Advisory Agreements and current expense ratios and asset sizes of the Portfolios themselves and relative to appropriate peer groups; and DeAM, Inc.'s profitability from managing the Portfolios (both individually and collectively) and the other investment companies managed by DeAM, Inc. before marketing expenses paid by DeAM, Inc. The Boards also considered other benefits earned by DeAM, Inc. and its affiliates relating to its management of the Funds and the Portfolios, including brokerage fees, fees for custody, transfer agency and other services as well as soft dollar benefits received from third parties that aid in the management of assets.

   In addition, each Board considered the potential benefit to the Portfolios of providing DeAM, Inc. more flexibility in structuring portfolio management services for each Portfolio. Each Board recognized that it may be beneficial to the Portfolios to allow DeAM, Inc. to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities, and to do so, to the extent permissible, without incurring the expense of obtaining further shareholder approval. In addition, the Boards considered that (i) any restructuring of the provision of portfolio management services provided to the Portfolios would require the prior approval of a majority of the members of a Portfolio's Board, including a majority of the Independent Trustees; (ii) the investment advisory expenses incurred by the Portfolios would not be affected by any action taken to delegate services to other Deutsche Bank entities or their employees in reliance on the New Advisory Agreements because any fees paid to a sub-advisor would be paid by DeAM, Inc. and not by the Portfolios; and (iii) DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

   Based on the factors discussed above, and others, the Boards of Trustees determined that the New Advisory Agreements are fair and reasonable and in the best interest of the Portfolios and their respective shareholders. Based on all of the foregoing, at a meeting on June 7, 2002, the Board of Trustees of each Portfolio, including the Independent Trustees of each Portfolio, voted [unanimously] to approve the New Advisory Agreements and to recommend them to the shareholders for their approval.]

   Therefore, after careful consideration, the Boards of Trustees, including the Independent Trustees of each Portfolio, recommend that the respective shareholders of the Funds vote 'FOR' the approval of the New Advisory Agreements as set forth in this Proposal.

   If the New Advisory Agreements are approved by the shareholders, each agreement will remain in effect as described above. If any New Advisory Agreement is not approved by the shareholders, the Current Advisory Agreement will continue in effect, subject to any requisite approval(s) of the applicable Board of Trustees or its respective shareholders, and the applicable Board(s) of Trustees will consider what other action is appropriate based upon the interests of the shareholders. If shareholders of a Fund do not approve the applicable New Advisory Agreement at the same time that shareholders of other investment companies approve the applicable New Advisory Agreement with respect to a common Portfolio in a manner sufficient to implement the New Advisory Agreement for that Portfolio, the applicable Fund will remain a participant in that Portfolio while the Boards consider what other action, if any, is appropriate based upon the interests of the shareholders of the applicable Fund.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

   The Portfolios' financial statements for their most recent fiscal years were audited by PricewaterhouseCoopers LLP ('PwC'), independent auditors. In addition, PwC prepares the Funds' and the Portfolios' federal and state annual income tax returns and provides certain non-audit services to the Trust, the Funds and the Portfolios.] During the Boards' most recent consideration of the selection of auditors for each Fund and Portfolio, the Board considered whether the provision of non-audit services to the Trust, the Funds and the Portfolios was compatible with maintaining PwC's independence. The Boards of Trustees of the Trust and of each Portfolio have selected PwC as the independent auditors for the applicable Fund and Portfolio for its respective fiscal year ending 2002. PwC has been the Funds' and the Portfolios' independent auditors since inception of each Fund and Portfolio. PwC has informed the Trust that it has no material direct or indirect financial interest in the Trust or the Portfolios.

   Representatives of PwC are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of the Funds' and Portfolios' annual financial statements for the most recent fiscal year and the review of the financial statements included in the Funds' and Portfolios' reports to shareholders were $59,750.

   Financial Information Systems Design and Implementation Fees. There were no fees billed by PwC for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Trust, the Funds or the Portfolios, DeAM, Inc. or entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Trust, the Funds or the Portfolios.

   All Other Fees. There were $2.7 million in fees billed by PwC for the most recent fiscal year for other services provided to the Trust, the Funds and the Portfolios, DeAM, Inc. and entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Trust, the Funds or the Portfolios.

                                 VOTE REQUIRED

   Approval of Proposal I requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meetings of shareholders of all the Portfolios' various feeder funds voting collectively. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal I.

   In view of the master-feeder structure discussed earlier, approval of Proposal II with respect to a particular Portfolio's New Advisory Agreements requires the affirmative vote of a 'majority' of the outstanding shares of the Portfolio's various feeder funds as shareholders of the Portfolio. 'Majority' (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the applicable Portfolio present at the special meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio (with respect to the applicable feeder funds), determined by reference to the shares outstanding of the various feeder funds. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposal II, which require the approval of a specified percentage of the outstanding shares of a Portfolio.

                THE BOARDS, INCLUDING THE INDEPENDENT TRUSTEES OF
                EACH, RECOMMEND THAT THE SHAREHOLDERS VOTE 'FOR'
              APPROVAL OF PROPOSALS I AND II. ANY UNMARKED PROXIES
                                WILL BE SO VOTED.

   The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

   The Funds do not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

   Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

   Shareholders holding at least 10% of each Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Fund. Meetings of shareholders for any other purpose also shall be called by the applicable Board of Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC. AT 1-866-333-0889.

               SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE
                SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED
                PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR
               FOLLOW THE INSTRUCTIONS FOR VOTING BY TELEPHONE OR
                   THROUGH THE INTERNET ON THE ENCLOSED PROXY.

                         By Order of the Board of Trustees,

/s/ Daniel O. Hirsch
                         Daniel O. Hirsch, Secretary

June 13, 2002

                  THE BOARD OF TRUSTEES OF THE TRUST HOPES THAT SHAREHOLDERS WILL ATTEND THE SPECIAL MEETING.
               WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO
               COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY
                   IN THE ACCOMPANYING ENVELOPE (OR FOLLOW THE
               INSTRUCTIONS FOR VOTING BY TELEPHONE OR THROUGH THE
                        INTERNET ON THE ENCLOSED PROXY).

                                                                      Exhibit A



                      SHARES OUTSTANDING AS OF RECORD DATE
        ----------------------------------------------------------------
                       FUND                 NUMBER OF SHARES OUTSTANDING
        ----------------------------------- ----------------------------
        US Bond Index Fund--Premier Class          10,981,434.569
        ----------------------------------- ----------------------------
        EAFE (R) Equity Index Fund--Premier
         Class                                     15,355,021.673
        ----------------------------------- ----------------------------

                                                                      Exhibit B

5% Shareholders
----------------------------------------------- ------------------- ---------------------
US BOND INDEX FUND--PREMIER CLASS:
----------------------------------------------- ------------------- ---------------------
Name and Address of                             Shares Beneficially   Percent Ownership
Beneficial Owner                                       Owned        of Outstanding Shares
----------------------------------------------- ------------------- ---------------------
Hoechst Celanese Corp., Executive Pension Plan,
Attn: Frances Bobadilla,
Bankers Trust Co.,
100 Plaza One, Mail Stop 3048,
Jersey City, NJ 07311                              2,019,626.35             17.97%
IUOE & Pipe Line Employers, H&W Fund
1125 17th Street NW
Washington DC 20036-4707                           1,507,247.23             13.41%
Charles Schwab & Co., Omnibus Account Reinvest,
Attn: Mutual Fund Account Management Team,
101 Montgomery Street 333-8,
San Francisco, CA 94104                            1,095,988.59              9.75%
FTC & Co. Datalynx House Acct.,
P.O. Box 173736
Denver, CO 80217-3736                                921,766.23              8.20%
Mac & Co., FBO Bell Atlantic Master Trust,
A/C NYFF1759442
Mutual Funds Operations,
P.O. Box 3198,
Pittsburgh, PA 15230                                 689,039.72              6.13%
Baptist Health Systems Inc.
P.O. Box 830605
Attn: Linda Culverhouse,
Birmingham, AL 35283-0605                            658,535.48              5.86%

EAFE (R) EQUITY INDEX FUND--PREMIER CLASS:
------------------------------------------------------------------- ---------------------
Name and Address of                             Shares Beneficially   Percent Ownership
Beneficial Owner                                       Owned        of Outstanding Shares
----------------------------------------------- ------------------- ---------------------
Charles Schwab
101 Montgomery Street 333-8,
San Francisco, CA 94104                            5,590,172.73             35.26%
Daimler Chrysler Serp, Chrysler Corp Serp,
One MIS 3048
Jersey City, NJ 07311                              4,965,757.53             31.32%
Wells Fargo Bank MN NA Cust,
CK Blandin Residency
A/C 11596200,
PO Box 1533
Minneapolis, MN 55480-1533                         1,272,460.46              8.03%
Hoechst Celanese Corp., Executive Pension Plan,
Attn: Frances Bobadilla,
Bankers Trust Co.,
100 Plaza One, Mail Stop 3048,
Jersey City, NJ 07311-3901                         1,207,345.60              7.61%

                                                                      Exhibit C

                                              Date Last Approved By Portfolio's and Fund's
   ----------------------- ------------------ --------------------------------------------
                             Date of Prior
   Portfolio (Fiscal Year) Advisory Agreement Trustees      Shareholders        Fee
   ----------------------- ------------------ ------------- ----------------- ------------
   US Bond Index Fund--
    Premier Class: (12/31)      4/30/01       6/12/01         10/8/99*        $157,117
   EAFE (R) Equity Index
    Fund--Premier Class
    (12/31)                     4/30/01       6/12/01         10/8/99*        $390,980
   --------
                           -                  -             -                 -

/*/ Submitted for shareholder vote because the merger on June 4, 1999 between Bankers Trust Company, the then-current advisor to the Portfolio, and a US subsidiary of Deutsche Bank AG may have arguably resulted in an assignment and, therefore, termination of the investment advisory agreements.

                                                                      Exhibit D

           [FORM OF [INVESTMENT ADVISORY] [SUB-ADVISORY] AGREEMENT]

   THIS AGREEMENT is made as of the        day of       ,        by and between
      , a [state of organization] (the "Trust"), and DEUTSCHE ASSET MANAGEMENT,
INC., a        corporation (the "Advisor") [and        (the "Sub-Advisor")].

   WHEREAS, the Trust is registered as an open-end, [diversified][non-diversified], management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies;

   WHEREAS, the Advisor [and the Sub-Advisor] is [each] registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

   WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Schedule A to
this Agreement on the terms and conditions hereinafter set forth       ; [and]

   [WHEREAS, the Advisor desires to retain the Sub-Advisor to perform certain of the Advisor's duties under this Agreement, and the Sub-Advisor is willing to so render such services on the terms and conditions hereinafter set forth.]/1/

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

   1. Appointment of Investment [Advisor] [Sub-Advisor]. The [Trust] [Advisor] hereby appoints the [Advisor] [Sub-Advisor] to act as the investment [advisor] [sub-advisor] of each series listed in Schedule A to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with section 11, being herein referred to as 'a Series', and collectively as 'the Series'). The [Advisor] [Sub-Advisor], subject to the supervision of the Advisor,] shall manage a Series' affairs and shall supervise all aspects of a Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a

--------
/1/ Contained in the form of sub-advisory agreement only.

Series' assets, subject at all times to the policies and control of the Board of Trustees. The [Advisor] [Sub-Advisor] shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as [Advisor] [Sub-Advisor].

   2. Delivery of Documents. The Trust [Advisor] has furnished the Advisor [Sub-Advisor] with copies properly certified or authenticated of each of the following:

   (a) The Trust's Declaration of Trust, filed with the State of        on
             ,        and all amendments thereto (such Declaration of Trust, as
       presently in effect and as it shall from time to time be amended, is herein called the 'Declaration of Trust');


   (b) [The Trust's Agreement of Trust and all amendments thereto (such Agreement of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Trust Agreement");]

   (c) Resolutions of the Trust's Board of Trustees and shareholders authorizing the appointment of the [Advisor] [Sub-Advisor] and approving this Agreement;

   (d) The Trust's Registration Statement on Form N-1A under the Securities Act
       of 1933, as amended (the '1933 Act') (File No.       -      ) and under
       the 1940 Act as filed with the Securities and Exchange Commission ('SEC') relating to the shares of the Trust and its series, and all amendments thereto; and

   (e) Each Series' most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called 'Prospectus').

The [Trust] [Advisor] will furnish the [Advisor] [Sub-Advisor] from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

   The [Advisor] [Sub-Advisor] will provide the Trust with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

   3. Duties of Investment [Advisor] [Sub-Advisor]. In carrying out its obligations under Section 1 hereof, the [Advisor] [Sub-Advisor, subject to the supervision of the Advisor,] shall:

   (a) supervise and manage all aspects of a Series' operations, except for distribution services;

   (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

   (c) [provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust's principal office;]

   (d) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the [Advisor] [Sub-Advisor] considers desirable for inclusion in a Series' portfolio;

   (e) determine which issuers and securities shall be represented in a Series' portfolio and regularly report thereon to the Trust's Board of Trustees; and

   (f) take all actions necessary to carry into effect a Series' purchase and sale programs.

   4. Portfolio Transactions. The [Advisor] [Sub-Advisor] is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series' prospectus and statement of additional information. The [Advisor] [Sub-Advisor] will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

   It is understood that the [Advisor] [Sub-Advisor] will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series' prospectus and statement of additional information.

   Subject to the policies established by the Board in compliance with applicable law, the [Advisor] [Sub-Advisor] may direct DB Securities, Inc. ('DB Securities') or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940 Act, 'reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time.' If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the [Advisor] [Sub-Advisor] is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the [Advisor] [Sub-Advisor]. DB Securities or any of its affiliates and the [Advisor] [Sub-Advisor] may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

   The Trust on behalf of a Series will not deal with the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates in any transaction in which the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series' order, except in compliance with rules of the SEC. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

   5. Control by Board of Trustees. Any management or supervisory activities undertaken by the [Advisor] [Sub-Advisor] pursuant to this Agreement, as well as any other activities undertaken by the [Advisor] [Sub-Advisor] on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board.

   6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the [Advisor] [Sub-Advisor] shall at all times conform to:

   (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

   (b) the provisions of the Registration Statement of the Trust on behalf of a Series under the 1933 Act and the 1940 Act;

   (c) the provisions of the Declaration of Trust;

   (d) [the provisions of the Trust Agreement; and]

   (e) any other applicable provisions of state and federal law.

   7. Expenses. The expenses connected with the Trust on behalf of a Series shall be allocable between the Trust and the [Advisor] [Sub-Advisor] as follows:

   (a) The [Advisor] [Sub-Advisor] shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the [Advisor] [Sub-Advisor], to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

   (b) The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust's distributor under the Trust's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of a Series' cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations;
       interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series' or Trust's operation unless otherwise explicitly provided herein.

   8.  [Delegation] [Adjustment] of [Advisory] [Sub-Advisory]
Services. [Subject to the prior approval of a majority of the members of the Trust's and the Series' Boards of Trustees, including a majority of the Trustees who are not 'interested persons,' as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor's duties enumerated in section 1 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Trust's and the Series' Board of Trustees who are not 'interested persons,' as defined in the 1940 Act; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.]/2 /

   [Subject to the provisions of this Agreement, the duties of the Sub-Advisor, the portion of portfolio assets of the Series that the Sub-Advisor shall manage and the fees to be paid to the Sub-Advisor by the Advisor under and pursuant to the Sub-Advisory Agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Advisor, subject to the priorapproval of the members of the Trust's and the Series' Board of Trustees who are not 'interested persons,' as defined in the 1940 Act.]/3/

   9. Compensation. For the services to be rendered and the expenses assumed by the [Advisor] [Sub-Advisor], the [Trust] [Advisor] shall pay to the [Advisor] [Sub-Advisor] monthly compensation in accordance with Schedule A.

   Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   In the event of termination of this Agreement, the [advisory] [sub-advisory] fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

   In addition to the foregoing, the [Advisor] [Sub-Advisor] may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the [Trust on behalf of the Series] [Advisor] for all or a portion of its expenses not otherwise required to be borne or reimbursed by the [Advisor] [Sub-Advisor]. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

   All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

--------
/2/ Contained in the form of Advisory Agreement only.
/3/ Contained in the form of Sub-Advisory Agreement only.

   10. Non-Exclusivity. The services of the [Advisor] [Sub-Advisor] to the Trust on behalf of each Series are not to be deemed to be exclusive, and the [Advisor] [Sub-Advisor] shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the [Advisor] [Sub-Advisor] may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the [Advisor] [Sub-Advisor] to the extent permitted by law; and that the officers and directors of the [Advisor] [Sub-Advisor] are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

   11. Additional Series and Classes. In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Board with respect to the series of shares or class of shares and the execution of an amended Appendix A reflecting the applicable names and terms.

   12. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Trust on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Trust and the [Advisor] [Sub-Advisor] to terminate this contract as provided in this Section 12; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the [Advisor] [Sub-Advisor] may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be 'specifically approved at least annually' shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

   This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days' written notice to the [Advisor] [Sub-Advisor], or by the [Advisor] [Sub-Advisor] at any time without the payment of any penalty, on 90 days written notice to the [Trust] [Advisor]. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

   As used in this Section 12, the term 'assignment' shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

   13. Limitation of Liability of the [Advisor] [Sub-Advisor]. The [Advisor] [Sub-Advisor] shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the [Advisor] [Sub-Advisor] in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement;

   14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Trust and the Advisor, One
South Street, Baltimore, Maryland 21202       ; [if to the Sub-Advisor,       ].

   15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

   16. Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

   17. Reports. [The Trust and the Advisor] [The Advisor and the Sub-Advisor] agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

   18. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the [Advisor] [Sub-Advisor] on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

   19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

   20. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                         [TRUST]

Attest:____________________    By:________________________
Name:______________________    Name:______________________
                               Title:_____________________

[SEAL]                         DEUTSCHE ASSET MANAGEMENT,
                                 INC.

Attest:____________________    By:________________________
Name:______________________    Name:______________________
                               Title:_____________________

[SEAL]                         [SUB-ADVISOR]

Attest:____________________    By:________________________
Name:______________________    Name:______________________
                               Title:_____________________

                                   EXHIBIT A

                                      TO
                INVESTMENT [ADVISORY] [SUB-ADVISORY] AGREEMENT
                               MADE AS OF
                                    BETWEEN
                           [Fund Name] AND [      ]

                      Series              Investment [Advisory]
                                           [Sub-Advisory] Fee
             -----------------------------------------------------

                                                                      Exhibit E

                                ADVISORY FEES*

   The table below sets forth, for each Portfolio, the fee paid, on an annual basis, to DeAM, Inc. for its services under the Current Advisory Agreements, calculated daily and paid monthly. The table also sets forth the amounts paid by each Portfolio to DeAM, Inc. for providing investment advisory services for its most recent fiscal year.

 -----------------------------------------------------------------------------
                           Advisory
                           Agreement                             Rate of Total
         Portfolio         Fee Rate  Amount Earned Reimbursement   Expenses*
 -----------------------------------------------------------------------------
  US Bond Index Portfolio
 -----------------------------------------------------------------------------
  EAFE(R) Equity Portfolio
 -----------------------------------------------------------------------------

 * DeAM, Inc. and ICCC, the Portfolios' and the Funds' administrator, have agreed, for a 16-month period from each [Portfolio's] [Fund's] fiscal year-end, to waive their fees and reimburse expenses so that total expenses will not exceed the amount shown.
** Represents reimbursements of advisory and/or administrative fees.

                              ADMINISTRATIVE FEES

   ICCC serves as administrator and transfer agent and provides fund accounting services to each Fund. For its services, ICCC was paid the following amounts as of the most recent fiscal year by each Fund. ICCC pays custody fees to Deutsche Bank Trust for each Fund out of the fee paid to it for its services.

 -----------------------------------------------------------------------------
                       Fund                        Amount Earned Reimbursement
 -----------------------------------------------------------------------------
 US Bond Index Fund
 -----------------------------------------------------------------------------
 EAFE(R) Equity Fund

                           AFFILIATED BROKERAGE FEES

   The table below sets forth, for each Portfolio's most recently completed fiscal year, the aggregate amounts of commissions paid to Portfolio's affiliated brokers, and the percentage of each Portfolio's aggregate brokerage commissions paid to affiliated brokers.

-------------------------------------------------------------------------------
                            Aggregate Affiliated      Percentage of Aggregate
       Portfolio            Brokerage Commission       Brokerage Commissions
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

         ,        and        are considered to be affiliated brokers of the
Fund because       .

                              ADMINISTRATIVE FEES

   ICCC serves as administrator and transfer agent and provides fund accounting services to each Portfolio. For its services, ICCC was paid the following amounts as of the most recent fiscal year by the Portfolios and/or Funds, as applicable. ICCC pays custody fees to Deutsche Bank Trust for each Portfolio and/or Fund, as applicable, out of the fee paid to it for its services.

          Portfolio         Fee Before Waivers Fee Waivers Fee After Waivers
   -------------------------------------------------------------------------
   US Bond Index Portfolio          $
   -------------------------------------------------------------------------
   EAFE(R) Equity Portfolio         $

                           AFFILIATED BROKERAGE FEES

   The table below sets forth, for each Portfolio's most recently completed fiscal year, the aggregate amounts of commissions paid to each Portfolio's affiliated brokers, and the percentage of each Portfolio's aggregate brokerage commissions paid to affiliated brokers.

                              Aggregate Affiliated Percentage of Aggregate
            Portfolio         Brokerage Commission  Brokerage Commissions
     ---------------------------------------------------------------------
     US Bond Index Portfolio
     ---------------------------------------------------------------------
     EAFE(R) Equity Portfolio

         ,        and        are considered to be affiliated brokers of the
Portfolios because       .

                                                                      Exhibit F

           Investment Companies Advised or Subadvised by DeAM, Inc.

                                              Total Assets as of  Contractual
 Funds with similar investment objectives/1/    March 31, 2002   Advisory Fees
 -------------------------------------------- ------------------ -------------
 EAFE Equity Index Portfolio                  $   142,699,439.50   0.25%/2/
 EAFE Equity Index Premier Class              $   142,699,439.50    --/3/
 DeAM VIT EAFE Equity Index                   $    99,132,311.66    0.45%
 US Bond Index Premier                        $   107,195,512.30    --/3/
 US Bond Index Portfolio                      $   107,195,512.30      --
 Fidelity Commonwealth Trust--Spartan 500     $ 8,923,015,727.22    NOTE A
   Index Fund
 Fidelity Concord Street Trust--Spartan Total $ 1,189,477,521.41   0.0125%
   Market Index Fund
 Variable Insurance Products Fund II--Index   $ 3,515,367,327.67    0.006%
   500 Portfolio
 Fidelity Concord Street Trust--Spartan U.S.  $16,629,280,495.46    0.006
   Equity Index Fund
 MML Equity Index Fund                        $   385,473,970.68    NOTE B
 MassMutual Indexed Equity Fund               $ 1,006,755,082.87    NOTE B
 Scudder Variable Series--SVS Index 500       $    85,090,972.95    NOTE C
   Portfolio
 Scudder Investors Trust-Scudder S&P 500      $   261,741,014.13    NOTE D
   Stock Index Fund
 USAA S&P 500 Index Fund                      $ 2,985,047,444.26    NOTE D

NOTE A) Manager will pay Sub-Adviser a monthly fee computed at an annual rate of 0.006% (0.6 basis points) of the average daily net assets of the Portfolio (computed in the manner set forth in the Trust's Declaration of Trust) throughout the month.

NOTE B) An annual rate of .01% on the first $1 billion of aggregate assets; and ..0075% on aggregate assets in excess of $1 billion.

                                                                            F-1

--------
1 There may be additional funds and/or portfolios that are advised or subadvised by DeAM, Inc. with similar investment objectives to the Portfolios that are not listed below. These funds are scheduled to close on or about August 17, 2002.
2 EAFE Equity Index Portfolio is the master portfolio. EAFE Equity Index
  Premier is the only feeder fund to EAFE Equity Index Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder fund.
3 US Bond Index Portfolio is the master portfolio. US Bond Index Premier is a feeder fund to the US Bond Index Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.

NOTE C) A monthly fee based on a percentage of average daily net assets of the series calculated according to the following annualized fee schedule: on the first $200 million of the series net assets, an annualized rate of 0.07 of 1%; then 0.03 of 1% on the next $550 million; then 0.01 of 1% on the balance over $750 million. Minimum annual fee: $100,000. The minimum annual fee is not applicable for the first year of the sub-advisory agreement.

NOTE D) A monthly fee based on a percentage of average daily net assets of the series calculated according to the following annualized fee schedule: on the first $100 million of the series net assets, an annualized rate of 0.07 of 1%; then 0.03 of 1% on the next $100 million; then 0.01 of 1% on the balance over $200 million. Minimum annual fee: $50,000 in the first year; $75,000 in the second year; and $100,000 thereafter.

NOTE E) Annual rate of 0.2 of 1% per annum for average net assets up to $2.5 billion; .01 of 1% per annum for the next $1.5 billion of average net assets; and 0.05 of 1% per annum of the amount by which the average daily net assets of the USAA S&P 500 Index Fund exceed $4 billion.

                                                                      Exhibit G

                  Principal occupations of each director and
                   principal executive officer of DeAM, Inc.

   The names and principal occupations of the current directors and executive officers of DeAM, Inc. are set forth below. The business address of each person is 280 Park Avenue, New York, NY 10017.

                 Name                     Principal Occupation
       -------------------------  --------------------------------------
       Sherman Dean Barr          President and Chief Investment Officer
       -----------------------------------------------------------------
       Theresa Audrey Jones       Director and Executive
                                  Vice President
       -----------------------------------------------------------------
       George William Butterly    Secretary and Executive Vice President
       -----------------------------------------------------------------
       Anne Mary Mullin           Compliance Officer
       -----------------------------------------------------------------
       Morgan Gwyn Thomas         Director and Vice
                                  President
       -----------------------------------------------------------------
       Lori Callahan              Director and Chief
                                  Administrative Officer
       -----------------------------------------------------------------

                                                                      Exhibit H

                                                        Aggregate Dollar Range
                                                      of Equity Securities as of
                                                      May 31, 2002 in all Funds
                                                          Overseen or to be
                                     Dollar Range of    Overseen by Trustee or
        Name of Trustee or          Equity Securities    Nominee in Family of
             Nominee                in the Fund(s)/1/  Investment Companies/2/
----------------------------------  ----------------- --------------------------

Independent Trustee Nominees
--------------------------------------------------------------------------------
Richard R. Burt/3/                        None              Over $100,000
--------------------------------------------------------------------------------
S. Leland Dill                            None              Over $100,000
--------------------------------------------------------------------------------
Martin J. Gruber                          None             $10,001-$50,000
--------------------------------------------------------------------------------
Joseph R. Hardiman/3/                     None              Over $100,000
--------------------------------------------------------------------------------
Richard J. Herring                        None              Over $100,000
--------------------------------------------------------------------------------
Graham E. Jones                           None              Over $100,000
--------------------------------------------------------------------------------
Rebecca W. Rimel/3/                       None              Over $100,000
--------------------------------------------------------------------------------
Philip Saunders, Jr.                      None             $50,001-$100,000
--------------------------------------------------------------------------------
William N. Searcy                         None             $10,001-$50,000
--------------------------------------------------------------------------------
Robert H. Wadsworth/3/                    None             $50,001-$100,000
--------------------------------------------------------------------------------
Interested Trustee Nominee
--------------------------------------------------------------------------------
Richard T. Hale                           None              Over $100,000

--------
/1/ Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the '1934 Act') include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over
    $100,000.
/2/ The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
    over $100,000. The funds overseen or to be overseen by the trustees and nominees in the family of investment companies consist of the following:
    Flag Investors Communications Fund, Flag Investors Equity Partners Fund, Flag Investors Value Builder Fund, Emerging Growth Fund, Real Estate Securities Fund, Short-Intermediate Income Fund, Deutsche Bank Alex. Brown Cash Reserve Fund Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund Tax-Free Series, Deutsche Bank Alex. Brown Cash Reserve Fund Treasury Series, Top 50 World Fund, Top 50 World Portfolio, Top 50 US Fund, Top 50 US Portfolio, Top 50 Asia Fund, Top 50 Asia Portfolio, Top 50 Europe Fund, Top 50 Europe Portfolio, European Mid-Cap Fund, European Mid Cap Portfolio, Japanese Equity Fund, Japanese Equity Portfolio, Global Financial Services Fund, Global Biotechnology Fund, Global Technology Fund, Growth Opportunity Fund, BT Investment Funds: Cash Management Fund, Tax Free Money Fund, Treasury Money Fund, International Equity Fund, Mid Cap Fund, Lifecycle Long Range Fund, Lifecycle Mid Range Fund, Lifecycle Short Range Fund, Small Cap Fund, Quantitative Equity Fund, PreservationPlus Income Fund, Global Equity Fund; BT Advisor Funds: EAFE(R) Equity Index Fund, US Bond Index Fund; BT Pyramid Mutual Funds: Money Market Fund, Equity 500 Index Fund, Asset Management Fund, PreservationPlus Fund; BT Institutional Funds:
    Cash Management Fund, Cash Reserves Fund, Treasury Money Fund, International Equity Fund, Equity 500 Index Fund, Liquid Assets Fund, Daily Assets Fund, Treasury and Agency Fund; Morgan Grenfell Investment Trust:
    Fixed Income Fund, Short-Term Fixed Income Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund, Total Return Bond Fund, European Equity Fund, Micro Cap Fund, International Select Equity Fund, Emerging Markets Equity Fund, Emerging Markets Debt Fund; and Deutsche Asset Management VIT Funds: Equity 500 Index Fund, Global Biotechnology Fund, International Select Equity Fund, Small Cap Index Fund, EAFE Equity Index Fund, Managed Assets, NASDAQ-100 Index Fund and US Bond Index Fund.


                                                          FORM OF PROXY CARD
[DEUTSCHE BANK LOGO]                                                                      BT Advisor Funds
[DEUTSCHE ASSET MANAGEMENT]                                                                [Name of Fund]
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
                                                                                          One South Street
[Code]                                                                                Baltimore, Maryland 21202
One South Street
Baltimore, Maryland  21202-3220                                             PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
To vote by Telephone                                                          10:30 a.m., Eastern time, on July 30, 2002

1)   Read the Proxy Statement and have the Proxy card below at           The undersigned hereby appoints Fran Pollack-Matz
     hand.                                                          and Lisa Hertz and each of them, with full power of
2)   Call 1-866-333-0889.                                           substitution, as proxies of the undersigned to vote all
3)   Enter the ___-digit control number set forth on the Proxy      shares of stock that the undersigned is entitled in any
     card and follow the simple instructions.                       capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special
To vote by Internet                                                 Meeting"), on the matters set forth on this Proxy Card, and, in in their discretion, upon all matters incident to the conduct
1)   Read the Proxy Statement and have the Proxy card below at      of the Special Meeting and upon such other matters as may
     hand.                                                          properly be brought before the Special Meeting. This proxy
2)   Go to Website www._______.com.                                 revokes all prior proxies given by the undersigned.
3)   Enter the _____-digit control number set forth on the Proxy
     card and follow the simple instructions.                            All properly executed proxies will be voted as directed.
                                                                    If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I and II. All
DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.     ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposal I, as votes
TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:               AGAINST the Proposal.

                                                                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH
                                                                        RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS
                                                                                   A VOTE FOR PROPOSALS I AND II.
                                                                                          ---

                                                                    UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE
                                                                    BELOW AND  MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                                                    ENVELOPE.





                                                                                                 KEEP THIS PORTION FOR YOUR RECORDS.

                                                                                                DETACH AND RETURN THIS PORTION ONLY.
                                                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
[NAME OF FUND]

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees

I.   Election of Messrs. (01) Burt, (02) Dill, (03) Hale,       For All   Withhold All    For All Except:   To withhold authority
     (04) Hardiman, (05) Jones, (06) Searcy, (07) Wadsworth                                                 to vote, mark "For
     (08) Ms. Rimel and Drs. (09) Gruber, (10) Herring and        [ ]         [ ]               [ ]         All Except" and write
     (11) Saunders as Trustees of the Boards.                                                               the nominee's number
                                                                                                            on the line below.
                                                                                                            ------------------



Vote on Proposals

II.  Approval of a New
     Advisory Agreement
     with Deutsche Asset
     Management, Inc.        FOR [ ]  AGAINST [ ]  ABSTAIN [ ]


                                                              The appointed proxies will vote on any other business as may properly come before the Special Meeting

                                                              Receipt of the Notice and the Joint Proxy Statement, dated ______ __,
                                                              2002 (the "Proxy Statement"), is hereby acknowledged.


------------------------------------ ------------                        ------------------------------- -------------

------------------------------------ ------------                        ------------------------------- -------------
Signature (Please sign within box)      Date                                Signature (Joint Owners)         Date

